                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


     Pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934



                             Date of Report: May 2, 1997


                                   INCOMNET, INC.
                (Exact name of registrant as specified in its charter)


                                      CALIFORNIA
                    (State or other jurisdiction of incorporation)



            0-12386                                         95-2871296
    (Commission File Number)                             (I.R.S. Employer
                                                          Identification No.)

    21031 VENTURA BOULEVARD, SUITE 1100, WOODLAND HILLS, CALIFORNIA     91364
    (Address of principal executive offices)                          (Zip Code)

         Registrant's telephone number, including area code:  (818) 887-3400

                                    NOT APPLICABLE
      (Former name, former address and former fiscal year, if changed since last report)


Total number of pages in this document:  3

                                  TABLE OF CONTENTS

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS . . . . . . . . . . . . . . . .  3
    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
    Schedule of Payments . . . . . . . . . . . . . . . . . . . . . . . . . .  3
    Products and Services  . . . . . . . . . . . . . . . . . . . . . . . . .  4
    Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . .  4

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
    YEAR ENDED JUNE 30, 1996
      Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . .  6

    Financial Statements:
        Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
        Statement of Income and Deficiency . . . . . . . . . . . . . . . . .  8
        Statement of Cash Flows  . . . . . . . . . . . . . . . . . . . . . .  9
        Notes to Financial Statements  . . . . . . . . . . . . . . . . .  10-14

    SIX MONTHS ENDED DECEMBER 31, 1996
      Independent Auditors' Report  . . . . . . . . . .  . . . . . . . . . . 15

    Financial Statements:
        Balance Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
        Statement of Income and Deficiency . . . . . . . . . . . . . . . . . 17
        Statement of Cash Flows  . . . . . . . . . . . . . . . . . . . . . . 18
        Notes to Financial Statements  . . . . . . . . . . . . . . . . .  19-23

    PRO FORMA FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 24

EXHIBITS
    Form of Stock Purchase Agreement . . . . . . . . . . . . . . . . . . . .  A
    Form of Promissory Note  . . . . . . . . . . . . . . . . . . . . . . . .  B
    Employment Agreement Between California Interactive Computing, Inc.
        and Jerry C. Buckley . . . . . . . . . . . . . . . . . . . . . . . .  C

GENERAL

On May 2, 1997, Incomnet, Inc. ("Company") acquired 88,370.5 shares representing 100% of the outstanding common stock of California Interactive Computing, Inc. ("CIC"), a private corporation headquartered in Valencia, California. The Company agreed to pay a total of $1,758,302 in cash, payable over a five year period of time. See Item 5. Other Information - Acquisition of California Interactive Computing, Inc. - Schedule of Payments." In addition, the Company has agreed to assume the outstanding balance of $418,527.91 for loans to CIC made by two of CIC's shareholders. The Company has also signed an employment agreement for a period of two years with Jerry C. Buckley, CIC's former president and CEO, pursuant to which it will pay Mr. Buckley $10,000 per month in consideration for Mr. Buckley's services as the Director of Strategic Planning for CIC. The Company has also agreed to provide 10,000 and 20,000 stock options, respectively, in CIC to two former shareholders when a plan is established for CIC's officers, directors, employees and key consultants.

CIC is engaged in the development and marketing of software that is used to process insurance-related claims, including workers compensation, disability, general medical and property & casualty. Its software is leased to companies who provide their own insurance and claims administration, to insurance companies, and to third-party administrators who process claims for either self-insured companies or insurance companies. CIC was incorporated in 1977 in California and has provided software for claims processing for 20 years.

SCHEDULE OF PAYMENTS

At the close of the transaction on May 2, 1997, the Company paid a total of $249,818 to the former shareholders of CIC, $84,818 of which was paid to acquire CIC's stock and $165,000 of which was utilized to pay down loans to two former CIC shareholders. The Company has signed promissory notes in the aggregate principal amount of $1,927,016.91 to four former shareholders of CIC to repay the balance of the loans owed by CIC ($253,527.91 as of May 2, 1997) and to pay the balance of the price to purchase their CIC stock by the Company ($1,674,489 as of May 2, 1997). These notes bear interest at the simple rate of 8% per annum. The stock of CIC purchased by the Company is held in an escrow account until the promissory notes issued by the Company to CIC former shareholders are repaid in full. The outstanding balances owed on these notes can be repaid at any time, which would lower the total amount of scheduled payments, including interest.

During the first year after the acquisition, the Company has agreed to pay $27,859 to one shareholder in 12 equal monthly payments of principal and interest. During the 13th - 24th month after the acquisition, the Company has contracted to pay a total of $591,175 of principal and interest, of which $369,136 is scheduled to be paid for the purchase of CIC stock from four former shareholders and of which $222,039 is scheduled to pay down the outstanding loans owed by CIC to two former shareholders.

During the 25th - 36th month after the acquisition, the Company has contracted to pay a total of $559,662 of principal and interest, of which $514,662 is scheduled to be paid for the purchase of CIC stock from four former CIC shareholders and of which $45,000 is scheduled to pay off the remaining balance of the loans owed by CIC to two former CIC shareholders.

During the 37th - 48th month after the acquisition, the Company is contracted to pay a total of $574,572 of principal and interest for the purchase of CIC stock from four former shareholders.

During the 49th - 60th month after the acquisition, the Company is contracted to pay a total of $514,662 of principal and interest for the purchase of CIC stock from four former shareholders.

PRODUCTS AND SERVICES

CIC develops and markets a trademarked line of software products designed to handle insurance-related claims processing. Insurance-related products include GenCOMP-TM-, GenMED-TM-, GenDIS-TM-, GenPAC-TM-, GenRISK-TM-, GenIRIS-TM- and Top Rate-TM-. In addition, CIC also offers several computer and service-related products, including GenARS-TM-, which is an optical disk-based information storage and retrieval system, and GenSERVE-TM-, which is a maintenance and service program customers.

GenCOMP, GenMED, GenDIS and GenPAC automate claims processing for workers' compensation, general medical, disability and property & casualty, respectively. Top Rate is used to rate the strength of a disability claim in the State of California.

DIRECTORS AND OFFICERS

The former directors of CIC tendered their resignation, effective at the acquisition. The Company has named Melvyn Reznick, its President and CEO, Stephen A. Caswell, its Vice President and Corporate Secretary, and Jerry C. Buckley, CIC's former President and CEO, to serve on CIC's Board of Directors. Mr. Reznick will serve as Chairman, President, CEO and CFO of CIC.
 Mr. Caswell will serve as Executive Vice President and Secretary of CIC. Mr. Buckley will serve as a director.

CIC has engaged Mr. Buckley in an employment contract for a period of two years at a rate of $120,000 per year. During the term of his employment agreement, Mr. Buckley will serve as the Director of Strategic Planning for CIC. CIC has no other employment agreements. The Company has named Eric Hoffberg, Michael Ewing and Nora Kenner as officers of CIC. Mr. Hoffberg will serve as General Manager of CIC. Mr. Ewing will serve as Vice President of Marketing and Ms. Kenner will serve as Vice President of Consulting Services.

Prior to joining CIC at the acquisition, Michael Ewing served as the Regional Director of Channel Sales for Business Objects (Newport Beach, CA) from May 1996 through May 1997. Prior to that, he served as Regional Manager of Sales for VMark Software (Irvine, CA) from October 1990 through May 1996. In 1978, he received a B. A. in Public Administration from UCLA.

Eric Hoffberg has been employed at CIC since January 1990 and has more than 20 years of experience in the insurance industry. From January 1991 to his promotion to General Manager upon the acquisition of CIC by the Company, he served as CIC's Vice President of System Services. From January 1990 to December 1990, he served as the Director of Systems & Programming for CIC. Prior to joining CIC, he worked as Assistant Vice President & MIS Director for a subsidiary of Continental Insurance from 1988 to 1990. Mr. Hoffberg is married to Nora Kenner. In 1976, he received a B. A. in Business Administration from Long Beach State University in 1976.

Nora Kenner has been employed by CIC since 1980 when she joined as an administrative assistant. From January 1991 to her promotion to Vice President of Consulting Services upon the acquisition of CIC by the Company, she served as Assistant Vice President of Consulting Services. Prior to 1991, she served in various capacities for CIC, including Director of Consulting Services from 1988 to 1991. Ms. Kenner is married to Mr. Hoffberg. In 1979, she received a B.A. in Biology from UCLA.

Mr. Buckley was one of the founders of CIC in 1977 and has served as CIC's President and CEO since CIC's inception. Prior to founding CIC, he was employed in various positions in software development and engineering by Lockheed. He received a B.A. in Geology from USC in 1960.

                         INDEPENDENT AUDITORS' REPORT


Board of Directors
California Interactive Computing, Inc.
Valencia, California


We have audited the accompanying balance sheet of California Interactive Computing, Inc. as of June 30, 1996, and the related statements of income and deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Interactive Computing, Inc. as of June 30, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



/s/ STONEFIELD JOSEPHSON
-------------------------
ACCOUNTANCY CORPORATION

Santa Monica, California
April 21, 1997

                      CALIFORNIA INTERACTIVE COMPUTING, INC.

                          BALANCE SHEET - JUNE 30, 1996


                                      ASSETS

CURRENT ASSETS:
  Cash                                                             $    40,002
  Accounts receivable, net of allowance
     for doubtful accounts of $12,000                                  457,962
  Prepaid expenses                                                       3,205
                                                                 -------------
     Total current assets                                         $    501,169

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation and amortization                            138,108

DEPOSITS                                                                11,842
                                                                 -------------
    Total assets                                                  $    651,119
                                                                 -------------


    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                           $    336,142
  Deferred revenue                                                     117,203
  Current portion of notes payable, officer-stockholders                37,199

     Total current liabilities                                    $    490,544
                                                                 -------------

NOTES PAYABLE, OFFICER-STOCKHOLDERS                                    399,554

STOCKHOLDERS' DEFICIENCY:
  Common stock; 200,000 shares authorized,
     88,371 shares issued and 111,630 shares outstanding                 5,700
  Deficiency                                                          (244,679)
                                                                 -------------
     Total stockholders' deficiency                                   (238,979)
                                                                 -------------
                                                                  $    651,119
                                                                 -------------

See accompanying independent auditors' report and notes to financial statements.

                       CALIFORNIA INTERACTIVE COMPUTING, INC.

                         STATEMENT OF INCOME AND DEFICIENCY

                              YEAR ENDED JUNE 30, 1996

                                                          AMOUNT       PERCENT
                                                    --------------     -------
NET SALES                                           $    2,602,559      100.0%

COST OF SALES                                            1,565,253       60.1
                                                    --------------      -----
GROSS PROFIT                                             1,037,306       39.9

OPERATING EXPENSES                                         936,245       36.0
                                                    --------------      -----
INCOME FROM OPERATIONS                                     101,061        3.9%
                                                    --------------      -----
                                                                        -----
DEFICIENCY, beginning of year,
  as previously reported                                  (147,405)

PRIOR PERIOD ADJUSTMENT FOR CORRECTION
  OF ERRORS                                               (198,335)
                                                    --------------

DEFICIENCY, beginning of year, as restated                (345,740)
                                                    --------------

DEFICIENCY, end of year                              $    (244,679)
                                                    --------------


See accompanying independent auditors' report and notes to financial statements.

                       CALIFORNIA INTERACTIVE COMPUTING, INC.

                              STATEMENT OF CASH FLOWS

                             YEAR ENDED JUNE 30, 1996

                  INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS



CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  Net income                                                     $    101,061

  ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
     PROVIDED BY (USED FOR) OPERATING ACTIVITIES -
       depreciation and amortization                             $     46,320

  CHANGES IN ASSETS AND LIABILITIES:
    (INCREASE) DECREASE IN ASSETS:
      Accounts receivable                                            (145,042)
      Prepaid expenses                                                  3,730
      Deposits                                                          7,726

  INCREASE (DECREASE) IN LIABILITIES:
    Accounts payable and accrued expenses                             184,949
    Deferred revenue                                                  (93,132)
                                                               --------------
          Total adjustments                                             4,551
                                                               --------------
          Net cash provided by operating activities                   105,612

CASH FLOWS USED FOR INVESTING ACTIVITIES -
  payments to acquire property and equipment                          (44,380)

CASH FLOWS USED FOR FINANCING ACTIVITIES -
  payments on notes payable, officer-stockholders                     (50,803)
                                                               --------------
NET INCREASE IN CASH                                                   10,429
CASH, beginning of year                                                29,573
                                                               --------------

CASH, end of year                                                 $    40,002
                                                               --------------
                                                               --------------




See accompanying independent auditors' report and notes to financial statements.

                    CALIFORNIA INTERACTIVE COMPUTING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            YEAR ENDED JUNE 30, 1996



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    BUSINESS ACTIVITY:

         The Company sells computer hardware and software and offers installation, consulting, and repairs and maintenance services to its customers throughout the United States.

    USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    FAIR VALUE:

         Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

    CASH EQUIVALENTS:

         For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

    PROPERTY AND EQUIPMENT:

         Property and equipment are valued at cost. Depreciation and amortization are being provided by use of the straight-line and accelerated methods over the estimated useful lives of the assets.

    DEFERRED REVENUE RELATING TO MAINTENANCE SERVICES:

         The Company offers maintenance services which, in most instances, cover a period of less than one year. The amount of deferred revenue, as presented in the financial statements, represents amounts collected from maintenance services which have not yet been rendered as of June 30, 1996.


(2) INCOME TAXES:

    Effective July 1, 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109 "Accounting for Income Taxes", the effect of which was immaterial to the Company's financial statements.

    DEFERRED INCOME TAXES

    Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the deferred income tax assets and liabilities are as follows:

                    CALIFORNIA INTERACTIVE COMPUTING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            YEAR ENDED JUNE 30, 1996

         Deferred tax assets:
           Net operating loss carryforwards                $  137,766
           Deferred revenue                                    46,881
                                                           ----------

         Subtotal                                             184,647

         Deferred tax liability - difference between
           cash and accrual method of accounting               48,728
                                                           ----------

         Subtotal                                             135,919
         Valuation allowance                                 (135,919)
                                                           ----------

         Net deferred taxes                                $        -
                                                           ----------
                                                           ----------

    Income tax benefits are recognized only when their realization is assured. Accordingly, potential future income tax benefits resulting from net operating losses incurred to date are not reflected in the financial statements.

    NET OPERATING LOSS CARRYFORWARDS

    The Company has available $344,416 in federal net operating loss carryforwards, which can be used to offset future taxable income until expiration in various years through 2004. The potential tax benefit related to these carryforwards will not be recognized in income by the Company until realized, and therefore an allowance of $135,919, equal to the estimated amount of the net deferred tax assets and liability booked by the Company, has been established at June 30, 1996. Upon change in control (see note 10), there will be significant limitations on the utilization of this carryforward.

    PAYMENTS

    Income taxes paid amounted to $7,918 during the year ended June 30, 1996.


(3) ACCOUNTS RECEIVABLE:

    Included in accounts receivable at June 30, 1996 is approximately $43,000 due from one customer. Sales to this customer amounted to approximately $369,000 for the year ended June 30, 1996.



(4) PROPERTY AND EQUIPMENT:

    A summary is as follows:

         Computers                                            $ 536,900
         Office furniture and equipment                         275,478
                                                              ---------

                                                                812,378
         Less accumulated depreciation and amortization         674,270
                                                              ---------

                                                              $ 138,108
                                                              ---------
                                                              ---------

                    CALIFORNIA INTERACTIVE COMPUTING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            YEAR ENDED JUNE 30, 1996


(5) ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

    A summary is as follows:

         Purchases and services                     $ 137,800
         Accrued vacation                             104,072
         Accrued salaries and wages                    50,416
         401(k) contributions payable                  20,827
         Customer deposit                              10,000
         Payroll taxes payable                          3,984
         Sales tax payable                              3,513
         Income tax payable                             3,500
         Accrued commission and other expenses          2,030
                                                    ---------

                                                    $ 336,142
                                                    ---------

    Approximately $87,000 of the accounts payable and accrued expenses balance is owed to two suppliers. Purchases from these suppliers amounted to approximately $230,000 for the year ended June 30, 1996. Also included in accounts payable and accrued expenses is approximately $71,000 payable to related parties who are also officer-stockholders of the Company.


(6) 401(K) CONTRIBUTORY PROFIT SHARING PLAN:

    The Company initiated a contributory 401(k) profit sharing plan effective January 1, 1996, whereby eligible employees can make contributions. The employer may make annual discretionary contributions. Employer contributions for the year ended June 30, 1996 amounted to $8,139. At June 30, 1996, the Company is holding $17,464 in employee deferrals. These amounts are included in accounts payable and accrued expenses.

    At June 30, 1996, the Plan's net assets available for distribution amounted to approximately $282,000.



(7) NOTES PAYABLE, OFFICER-STOCKHOLDERS:

    A summary is as follows:

         12% note payable, officer-stockholder, secured by
           58,333 shares of the Company's common stock,
           payable in monthly installments of $4,000, including
           interest, through August 1, 2007                           $ 294,225

         12% note payable, officer-stockholder, secured by
           25,000 shares of the Company's common stock,
           payable in monthly installments of $3,340, including
           interest, through February 1, 2001                           142,528
                                                                      ---------

                                                                        436,753
         Less current maturities                                         37,199
                                                                      ---------

                                                                      $ 399,554
                                                                      ---------
                                                                      ---------

                    CALIFORNIA INTERACTIVE COMPUTING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            YEAR ENDED JUNE 30, 1996


    The following is a schedule, by years, of principal payments due under the notes:

         Year ending June 30,
             1997                           $ 37,199
             1998                             42,417
             1999                             47,990
             2000                             53,858
             2001                             46,639
             Beyond five years               208,650
                                           ---------

                                           $ 436,753
                                           ---------
                                           ---------

    Total interest paid amounted to $58,213 for the year ended June 30, 1996, of which $56,946 relates to the above notes payable, officer-stockholders and the balance represents interest paid to other parties.


(8) COMMITMENTS:

    The following is a schedule by years of future minimum rental payments required under operating leases that have noncancellable lease terms in excess of one year as of June 30, 1996:

                                           TOTAL         OFFICE *     EQUIPMENT
         Year ending June 30,
             1997                       $  91,380       $  71,784      $ 19,596
             1998                          91,380          71,784        19,596
             1999                          91,380          71,784        19,596
             2000                          31,560          11,964        19,596
             2001                           3,898               -         3,898
                                        ---------       ---------      --------

                                        $ 309,598       $ 227,316      $ 82,282
                                        ---------       ---------      --------
                                        ---------       ---------      --------

    * The office lease is personally guaranteed by an officer-stockholder.

    Rent expense under all leases amounted to $89,955 for the year ended June 30, 1996.


(9) PRIOR PERIOD ADJUSTMENT:

    The beginning of the year deficiency has been restated for correction of errors in the recording of maintenance service fees and accrued vacation.


(10)ACQUISITION BY INCOMNET, INC.:

    On February 26, 1997, Incomnet, Inc. ("Incomnet") entered into a Letter of Intent to acquire a controlling interest in the Company ("CIC") on terms set as follows:

    - Incomnet will acquire 100% of the holdings in CIC of shareholders Jerry Buckley, Ralph Flygare, Robert Reisbaum, E.V. Schmidt and the remaining minority investors in separate transactions.

    - Incomnet will purchase the stock CIC owned by Jerry Buckley and Ralph Flygare for total consideration of $608,290 per person, including interest, to be paid in monthly installments

                    CALIFORNIA INTERACTIVE COMPUTING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                            YEAR ENDED JUNE 30, 1996

         commencing 12 months after the transaction closes ("Close") as follows: $10,000 per month for the first 12 months and $13,563.58 for the next 36 months.

    - Upon the Close, Incomnet will assume the loan owed by CIC to Mr. Buckley of $300,000 and the loan owed by CIC to Mr. Flygare of $150,000. Incomnet will immediately pay off one-half of the outstanding loan balances to Mr. Buckley and Mr. Flygare. Mr. Buckley will receive $150,000 and Mr. Flygare will receive $75,000. Commencing 12 months after the Close, Incomnet will pay off the balance of the loan in 12 monthly installments of $13,500 each to Mr. Buckley and $6,750 each to Mr. Flygare, commencing one year after the Close, based upon loan balances of $300,000 owed to Mr. Buckley and $150,000 owed to Mr. Flygare. Payments will be adjusted accordingly should the balances be different.

    - Incomnet will provide to Mr. Buckley a consulting contract for a period of two (2) years at an annual fee of $120,000, plus the Company's standard medical coverage now being provided to Mr. Buckley. The contract will require Mr. Buckley's services for 40 hours per week. Payment of the contract will be spread over four years at a rate of $5,000 per month.

    - Incomnet will reorganize CIC's Board of Directors. Jerry Buckley will be appointed as a Board member, along with two members named by Incomnet.

    - Incomnet will agree to invest into CIC approximately $750,000 over a period of 18 months to expand CIC's sales and marketing and software development capabilities.

    - Incomnet will agree to create a stock option program for the directors, employees and key consultants to CIC that will allow such personnel to participate in the appreciation of the value of CIC.

    The above offer is subject to the following contingencies:

    - The stock purchase transactions are consummated with Robert Reisbaum, E.V. Schmidt and the remaining minority investors.

    -    Eric Hoffberg agrees to serve as the General Manager of CIC.

    - Mike Ewing agrees to serve as CIC's Vice President of Sales and Marketing, reporting to Mr. Hoffberg.

    - CIC undergoes financial and software audits by firms named by Incomnet to verify CIC's value as represented by CIC's management, including, but not limited to: that CIC's revenues for 1996 are approximately $2.5 million, that CIC's earnings for 1996 are approximately $100,000, that CIC has no long-term debts other than the loans to Mr. Buckley and Mr. Flygare of approximately $300,000 and $150,000, that CIC has no short-term debts that would be inconsistent with its revenues and earnings, that CIC properly owns all of the software products to which it claims ownership, that CIC has no outstanding litigation or other potential claims against the Company or other liabilities that is disclosed in its financial statements, that CIC has a stable base of customers with a minimum of 80% having no plans to switch to a new software provided, and that CIC's software performs as claimed by CIC.

    - Incomnet will prepare definitive purchase agreements for the shares owned by Mr. Buckley and Mr. Flygare upon successful completion of the due diligence.

    - The purchase is subject to final review and approval of Incomnet's Board of Directors, Jerry Buckley, Ralph Flygare and, if required, CIC's Board of Directors.

Board of Directors
California Interactive Computing, Inc.
Valencia, California


We have reviewed the accompanying balance sheet of California Interactive Computing, Inc. as of December 31, 1996, and the related statements of operations and deficiency and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the Board of Directors and management of California Interactive Computing, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


/s/ STONEFIELD JOSEPHSON
------------------------

ACCOUNTANCY CORPORATION

Santa Monica, California
April 21, 1997

                     CALIFORNIA INTERACTIVE COMPUTING, INC.

                        BALANCE SHEET - DECEMBER 31, 1996


                                   ASSETS

CURRENT ASSETS:
  Cash                                                          $   6,648
  Accounts receivable, net of allowance
     for doubtful accounts of $12,000                             354,116
  Prepaid expenses                                                  3,142
                                                                 --------
     Total current assets                                        $363,906

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation and amortization                       130,136

DEPOSITS                                                           11,842
                                                                 --------
                                                                 $505,884
                                                                 --------
                                                                 --------
              LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                          $323,117
  Deferred revenue                                                 78,001
  Note payable, officer-stockholder                                22,000
  Current portion of long-term notes payable,
     officer-stockholders                                          39,958
                                                                 --------
     Total current liabilities                                   $463,076

NOTES PAYABLE, OFFICER-STOCKHOLDERS                               382,098

STOCKHOLDERS' DEFICIENCY:
  Common stock; 200,000 shares authorized,
     88,371 shares issued and 111,630 shares outstanding            5,700
  Deficiency                                                     (344,990)
                                                                 --------
     Total stockholders' deficiency                              (339,290)
                                                                 --------
                                                                 $505,884
                                                                 --------
                                                                 --------

See accompanying accountants' review report and notes to financial statements.

                        CALIFORNIA INTERACTIVE COMPUTING, INC.

                        STATEMENT OF OPERATIONS AND DEFICIENCY

                         SIX MONTHS ENDED DECEMBER 31, 1996


                                                        Amount       Percent
                                                      ---------      -------
NET SALES                                             $ 986,985       100.0%
COST OF SALES                                           656,866        66.6
                                                      ---------       ------
GROSS PROFIT                                            330,119        33.4

OPERATING EXPENSES                                      430,430        43.6
                                                      ---------       ------
NET LOSS                                               (100,311)      (10.2)%
                                                                      ------
                                                                      ------
DEFICIENCY, beginning of period                        (244,679)
                                                      ---------
DEFICIENCY, end of period                             $(344,990)
                                                      ---------
                                                      ---------


See accompanying accountants' review report and notes to financial statements.

                          CALIFORNIA INTERACTIVE COMPUTING, INC.

                                 STATEMENT OF CASH FLOWS

                            SIX MONTHS ENDED DECEMBER 31, 1996

                     INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS



CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  Net loss                                                      $    (100,311)

  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
     PROVIDED BY (USED FOR) OPERATING ACTIVITIES -
     depreciation and amortization                              $      23,160

  CHANGES IN ASSETS AND LIABILITIES:
     DECREASE IN ASSETS:
     Accounts receivable                                              103,846
     Prepaid expenses                                                      63

  DECREASE IN LIABILITIES:
    Accounts payable and accrued expenses                             (13,025)
    Deferred revenue                                                  (39,202)
                                                               --------------

     Total adjustments                                                 74,842
                                                               --------------

     Net cash used for operating activities                           (25,469)

CASH FLOWS USED FOR INVESTING ACTIVITIES -
  payments to acquire property and equipment                          (15,188)

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:
  Proceeds from note payable, officer-stockholder                      22,000
  Payments on notes payable, officer-stockholders                     (14,697)
                                                               --------------

     Net cash provided by financing activities                          7,303
                                                               --------------
NET DECREASE IN CASH                                                  (33,354)
CASH, beginning of period                                              40,002
                                                               --------------

CASH, end of period                                              $      6,648
                                                               --------------
                                                               --------------


See accompanying accountants' review report and notes to financial statements.

                       CALIFORNIA INTERACTIVE COMPUTING, INC.
                           NOTES TO FINANCIAL STATEMENTS
                         SIX MONTHS ENDED DECEMBER 31, 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    BUSINESS ACTIVITY:

         The Company sells computer hardware and software and offers installation, consulting, and repairs and maintenance services to its customers throughout the United States.

    USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    FAIR VALUE:

         Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

    CASH EQUIVALENTS:

         For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

    PROPERTY AND EQUIPMENT:

         Property and equipment are valued at cost. Depreciation and amortization are being provided by use of the straight-line and accelerated methods over the estimated useful lives of the assets.

    DEFERRED REVENUE RELATING TO MAINTENANCE SERVICES:

         The Company offers maintenance services which, in most instances, cover a period of less than one year. The amount of deferred revenue, as presented in the financial statements, represents amounts collected from maintenance services which have not yet been rendered as of December 31, 1996.



(2) INCOME TAXES:

    Effective July 1, 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109 "Accounting for Income Taxes", the effect of which was immaterial to the Company's financial statements.

    DEFERRED INCOME TAXES

    Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the deferred income tax assets and liabilities are as follows:

                        CALIFORNIA INTERACTIVE COMPUTING, INC
                             NOTES TO FINANCIAL STATEMENTS
                          SIX MONTHS ENDED DECEMBER 31, 1996

         Deferred tax assets:
           Net operating loss carryforwards                       $    137,766
           Deferred revenue                                             31,200
                                                                  ------------

         Subtotal                                                     168,966

         Deferred tax liability - difference between
           cash and accrual method of accounting                       43,584
                                                                 ------------

         Subtotal                                                     125,382
         Valuation allowance                                         (125,382)
                                                                 ------------

         Net deferred taxes                                       $        --
                                                                 ------------

    Income tax benefits are recognized only when their realization is assured. Accordingly, potential future income tax benefits resulting from net operating losses incurred to date are not reflected in the financial statements.

    NET OPERATING LOSS CARRYFORWARDS

    The Company has available $344,416 in federal net operating loss carryforwards as of June 30, 1996, which can be used to offset future taxable income until expiration in various years through 2004. The potential tax benefit related to these carryforwards will not be recognized in income by the Company until realized, and therefore an allowance of $125,382, equal to the estimated amount of the net deferred tax assets and liability booked by the Company, has been established at December 31, 1996.

    PAYMENTS

    Income taxes paid amounted to $800 during the six months ended December 31, 1996.


(3) ACCOUNTS RECEIVABLE:

    Included in accounts receivable at December 31, 1996 is approximately $111,000 due from two customers. Sales to these customers amounted to approximately $271,000 for the six months ended December 31, 1996.



(4) PROPERTY AND EQUIPMENT:

    A summary is as follows:

         Computers                                                $    552,088
         Office furniture and equipment                                275,478
                                                                  ------------

                                                                       827,566
         Less accumulated depreciation and amortization                697,430
                                                                  ------------

                                                                  $    130,136
                                                                  ------------
                                                                  ------------

                      CALIFORNIA INTERACTIVE COMPUTING, INC.

                          NOTES TO FINANCIAL STATEMENTS

                        SIX MONTHS ENDED DECEMBER 31, 1996


(5) ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

    A summary is as follows:

         Purchases and services                               $119,070
         Accrued vacation                                       97,679
         Payroll taxes payable                                  49,863
         401(k) contributions payable                           43,165
         Accrued salaries and wages                              9,573
         Income tax payable                                      3,500
         Sales tax payable                                         267
                                                              --------
                                                              $323,117
                                                              --------
                                                              --------

    Approximately $22,000 of the accounts payable and accrued expenses balance is owed to two suppliers. Purchases from these suppliers amounted to approximately $41,000 for the six months ended December 31, 1996. Also included in accounts payable and accrued expenses is approximately $65,000 payable to related parties who are also officer-stockholders of the Company.


(6) 401(K) CONTRIBUTORY PROFIT SHARING PLAN:

    The Company initiated a contributory 401(k) profit sharing plan effective January 1, 1996, whereby eligible employees can make contributions. The employer may make annual discretionary contributions. Employer contributions for the six months ended December 31, 1996 amounted to $8,342. At December 31, 1996, the Company is holding $36,048 in employee deferrals. These amounts are included in accounts payable and accrued expenses.

    At December 31, 1996, the Plan's net assets available for distribution amounted to approximately $341,000.



(7) NOTES PAYABLE, OFFICER-STOCKHOLDERS:

    A summary is as follows:

      12% note payable, officer-stockholder, secured by
        58,333 shares of the Company's common stock,
        payable in monthly installments of $4,000,
        including interest, through August 1, 2007            $289,295

      12% note payable, officer-stockholder, secured by
        25,000 shares of the Company's common stock,
        payable in monthly installments of $3,340,
        including interest, through February 1, 2001           132,761
                                                              --------
                                                               422,056
         Less current maturities                                39,958
                                                              --------
                                                              $382,098
                                                              --------
                                                              --------

                      CALIFORNIA INTERACTIVE COMPUTING, INC.

                          NOTES TO FINANCIAL STATEMENTS

                        SIX MONTHS ENDED DECEMBER 31, 1996


    The following is a schedule, by years, of principal payments due under the notes:

         Year ending June 30,
              1997                               $ 22,502
              1998                                 42,417
              1999                                 47,990
              2000                                 53,858
              2001                                 46,639
             Beyond five years                    208,650
                                                 --------
                                                 $422,056
                                                 --------
                                                 --------

    Total interest paid amounted to $26,909 for the six months ended December 31, 1996, of which $25,776 relates to the above notes payable, officer-stockholders and the balance represents interest paid to other parties.

(8) COMMITMENTS:

    The following is a schedule by years of future minimum rental payments required under operating leases that have noncancellable lease terms in excess of one year as of December 31, 1996:

        Year ending June 30,               Total     Office*   Equipment
                                         --------   --------   ---------
            1997                         $ 45,690   $ 35,892    $ 9,798
            1998                           91,380     71,784     19,596
            1999                           91,380     71,784     19,596
            2000                           31,560     11,964     19,596
            2001                            3,898        -        3,898
                                         --------    --------   -------
                                         $263,908    $191,424   $72,484
                                         --------    --------   -------
                                         --------    --------   -------

    * The office lease is personally guaranteed by an officer-stockholder.

    Rent expense under all leases amounted to $47,755 for the six months ended December 31, 1996.




(9) ACQUISITION BY INCOMNET, INC.:

    On February 26, 1997, Incomnet, Inc. ("Incomnet") entered into a Letter of Intent to acquire a controlling interest in the Company ("CIC") on terms set as follows:

    - Incomnet will acquire 100% of the holdings in CIC of shareholders Jerry Buckley, Ralph Flygare, Robert Reisbaum, E.V. Schmidt and the remaining minority investors in separate transactions.

    - Incomnet will purchase the stock CIC owned by Jerry Buckley and Ralph Flygare for total consideration of $608,290 per person, including interest, to be paid in monthly installments

                      CALIFORNIA INTERACTIVE COMPUTING, INC.

                          NOTES TO FINANCIAL STATEMENTS

                        SIX MONTHS ENDED DECEMBER 31, 1996

         commencing 12 months after the transaction closes ("Close") as follows: $10,000 per month for the first 12 months and $13,563.58 for the next 36 months.

    - Upon the Close, Incomnet will assume the loan owed by CIC to Mr. Buckley of $300,000 and the loan owed by CIC to Mr. Flygare of $150,000. Incomnet will immediately pay off one-half of the outstanding loan balances to Mr. Buckley and Mr. Flygare. Mr. Buckley will receive $150,000 and Mr. Flygare will receive $75,000. Commencing 12 months after the Close, Incomnet will pay off the balance of the loan in 12 monthly installments of $13,500 each to Mr. Buckley and $6,750 each to Mr. Flygare, commencing one year after the Close, based upon loan balances of $300,000 owed to Mr. Buckley and $150,000 owed to Mr. Flygare. Payments will be adjusted accordingly should the balances be different.

    - Incomnet will provide to Mr. Buckley a consulting contract for a period of two (2) years at an annual fee of $120,000, plus the Company's standard medical coverage now being provided to Mr. Buckley. The contract will require Mr. Buckley's services for 40 hours per week. Payment of the contract will be spread over four years at a rate of $5,000 per month.

    - Incomnet will reorganize CIC's Board of Directors. Jerry Buckley will be appointed as a Board member, along with two members named by Incomnet.

    - Incomnet will agree to invest into CIC approximately $750,000 over a period of 18 months to expand CIC's sales and marketing and software development capabilities.

    - Incomnet will agree to create a stock option program for the directors, employees and key consultants to CIC that will allow such personnel to participate in the appreciation of the value of CIC.

    The above offer is subject to the following contingencies:

    - The stock purchase transactions are consummated with Robert Reisbaum, E.V. Schmidt and the remaining minority investors.

    -    Eric Hoffberg agrees to serve as the General Manager of CIC.

    - Mike Ewing agrees to serve as CIC's Vice President of Sales and Marketing, reporting to Mr. Hoffberg.

    - CIC undergoes financial and software audits by firms named by Incomnet to verify CIC's value as represented by CIC's management, including, but not limited to: that CIC's revenues for 1996 are approximately $2.5 million, that CIC's earnings for 1996 are approximately $100,000, that CIC has no long-term debts other than the loans to Mr. Buckley and Mr. Flygare of approximately $300,000 and $150,000, that CIC has no short-term debts that would be inconsistent with its revenues and earnings, that CIC properly owns all of the software products to which it claims ownership, that CIC has no outstanding litigation or other potential claims against the Company or other liabilities that is disclosed in its financial statements, that CIC has a stable base of customers with a minimum of 80% having no plans to switch to a new software provided, and that CIC's software performs as claimed by CIC.

    - Incomnet will prepare definitive purchase agreements for the shares owned by Mr. Buckley and Mr. Flygare upon successful completion of the due diligence.

    - The purchase is subject to final review and approval of Incomnet's Board of Directors, Jerry Buckley, Ralph Flygare and, if required, CIC's Board of Directors.

                         INCOMNET, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


On May 2, 1997, Incomnet, Inc. (the "Company") acquired 88,370.5 shares representing 100% of the outstanding common stock of California Interactive Computing, Inc. (CIC), a private corporation headquartered in Valencia, California, for a cash purchase price of $1,758,302, which will be paid over a period of five years. In addition, the Company assumed loans totaling $418,528 made to CIC by two of CIC's former shareholders, which will be paid over a period of three years. In connection with the acquisition, CIC entered into an employment agreement for $240,000 for a period of two years with Jerry C. Buckley, CIC's former president and CEO, and has agreed to provide 10,000 and 20,000 stock options, respectively, in CIC to two former shareholders when a plan is established for CIC's officers, directors, employees and key consultants.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of CIC's operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 1996 is based on the historical balance sheets of the Company and CIC as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of income for the year ended December 31, 1996 are based on the historical statements of income of the Company and CIC for those periods. The pro forma condensed consolidated statements of income assume the acquisition took place on January 1, 1996.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and CIC.

                       INCOMNET, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (Unaudited)

                              DECEMBER 31, 1996
                               (in thousands)


                                 Incomnet        CIC       Adjustments    Pro Forma
                                 --------        ---       -----------    ---------
ASSETS

Current assets:
 Cash and cash equivalents        $  2,214       $   7       $ (250)(1)     $  1,971
 Accounts receivable                13,137         339                        13,476
 Notes receivable-current              323          --                           323
 Notes receivable-officers             438          --                           438
 Inventories                         2,760          --                         2,760
 Other current assets                1,332           3                         1,335
                                  --------       -----                       -------

  Total current assets              20,204         349                        20,303

Property and equipment, net         14,357         130                        14,487
Patent rights, net                   1,241           -                         1,241
Goodwill, net                        4,542           -        1,638 (1)        6,180
Investments, notes receivable
 and other assets                      243          12                           255
                                  --------       -----                       -------
  Total assets                    $ 40,587       $ 491                      $ 42,466
                                  ========       =====                       =======

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable                 $ 14,746       $ 323                      $15,069
 Accrued expenses                    8,217           -                        8,217
 Notes payable-current               3,918          62          (62)(1)       3,918
 Deferred income                     4,040          78                        4,118
                                  --------       -----                       ------

  Total current liabilities         30,921         463                       31,322

Other long-term liabilities          1,040         382        1,450 (1)       2,872

Shareholders' equity
 Common stock                       61,320           6                       61,326
 Preferred stock                     2,355           -                        2,355
 Treasury stock                     (5,492)          -                       (5,492)
 Accumulated deficit               (49,557)       (360)                     (49,917)
                                  --------       -----                       ------
  Total shareholders' equity         8,626        (354)                       8,272
                                  --------       -----                       ------
  Total liabilities and
   shareholders' equity           $ 40,587       $ 491                      $42,466
                                  ========       =====                       ======

See notes to pro forma consolidated financial statements (unaudited).

                         INCOMNET, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                          YEAR ENDED DECEMBER 31, 1996
                    (in thousands, except per share amounts)

                                         Incomnet          CIC         Adjustments         Pro Forma
                                         --------          ---         -----------         ---------
Net Sales                               $  106,905       $  2,288                          $  109,193

Operating costs and expenses               158,422          2,338          $  205(2)          160,966
                                        ----------       --------                          ----------

Operating (loss)                           (51,517)           (50)                            (51,773)

Income taxes (benefit)                      (7,812)             -                              (7,812)
                                        ----------       --------

Loss before minority interest              (43,705)           (50)                            (43,961)
  and extraordinary items

Minority interest                            6,906              -                               6,906

Extraordinary items                           (877)             -                                (877)
                                        ----------       --------                          ----------

Net (loss)                              $  (37,676)        $  (50)                         $  (37,932)
                                        ----------       --------                          ----------
                                        ----------       --------                          ----------

Loss per common share and
  common share equivalents:

  Loss before extraordinary items         $  (2.75)                                        $    (2.75)
  Cumulative effect of accounting
    change                                   (0.07)                                             (0.07)
                                        ----------                                         ----------

Net (loss) per share                      $  (2.82)                                        $    (2.82)
                                        ----------                                         ----------
                                        ----------                                         ----------

Weighted average common
  shares and common share
  equivalents outstanding                   13,370                                             13,458
                                        ----------                                         ----------
                                        ----------                                         ----------

See notes to pro forma consolidated financial statements (unaudited).

                          INCOMNET, INC. AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


(1) The pro forma adjustments to the condensed consolidated balance sheet to reflect the acquisition of CIC and to record the corresponding notes payable are detailed as follows:

At the date of the transaction, the Company paid $249,818 to the former shareholders of CIC, with $84,818 paid to acquire CIC's stock and $165,000 paid to reduce the balance of loans owed to the two former CIC shareholders. To pay off the remaining balances to acquire the stock and to pay off the loans, the Company has signed promissory notes with four former shareholders of CIC. These notes are at an interest rate of 8% per annum. The outstanding balances owed on these notes can be repaid at any time, which would lower the total amount of scheduled payments, including interest.

Schedule of payments and purchase price at net present value:

                                      Cash     Net present value
                                    Payments   (discounted at 8%)
                                    --------   ------------------
     Cash paid at closing          $  84,818      $   84,818

     Payment first year               27,859          27,859

     Months 13-24                    369,136         303,179

     Months 25-36                    514,662         422,699

     Months 37-48                    574,572         436,948

     Months 49-60                    514,662         362,396
                                    --------      ----------

                                                  $1,637,899
                                                  ----------
                                                  ----------

(2) The pro forma adjustments to the condensed consolidated statements of income are as follows:

     Adjustments to operating costs and expenses:

     To record interest expense on notes payable
          ($1,553,084 x 8%)                                   $124,246
     To record goodwill amortization ($1,637,899 / 20 years)    81,895
                                                              --------
                                                              $206,141
                                                              --------
                                                              --------